UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

February 19, 2020
Date of Report (Date of earliest event reported)

Pitney Bowes Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3579	06-0495050
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

Address:	3001 Summer Street,		Stamford,	Connecticut	06926
Telephone Number:	(203)	356-5000

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1 par value per share	PBI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 19, 2020 Pitney Bowes Inc. (the “Company”) entered into a First Incremental Facility Amendment (the “Amendment”) to the Credit Agreement, dated as of November 1, 2019 (the “Existing Credit Agreement”), by and among the Company, the lenders and issuing banks party thereto and JPMorgan Chase Bank, N.A., as administrative agent. The Amendment includes an $850,000,000 tranche B term loan facility (the “Term Loan B Facility”). The Amendment provides that the Term Loan B Facility has a final maturity date of January 7, 2025. The loans under the Term Loan B Facility will bear interest at a rate equal to either a base rate plus a margin equal to 4.50%, or a Eurocurrency rate plus a margin equal to 5.50%, as selected by the Company. Voluntary prepayments of outstanding loans under the Term Loan B Facility in connection with any repricing transaction during the twelve-month period beginning on December 18, 2019 are subject to payment of a prepayment premium equal to 1.00% of the aggregate principal amount of the loans prepaid. The Term Loan B Facility is secured by the same assets that secure the term loan A and revolving facilities under the Existing Credit Agreement and is subject to the same representations and warranties, affirmative and negative covenants and events of default that are applicable to the term loan A and revolving facilities under the Existing Credit Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

As previously reported in the Company’s Current Report on Form 8-K filed on February 10, 2020, the proceeds of the Term Loan B Facility will be used to (i) along with available cash, finance the settlement of the Company’s previously announced Tender Offers for certain existing senior notes and (ii) pay fees and expenses incurred in connection with the foregoing.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Amendment is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number

10.1 First Incremental Amendment, dated as of February 19, 2020, among Pitney Bowes Inc., the lenders and issuing banks party thereto, and JPMorgan Chase Bank, N.A., as administrative agent.

(104) The cover page Pitney Bowes, Inc.'s Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pitney Bowes Inc.

	By:	/s/ Debbie D. Salce
Name: Debbie D. Salce
Date: February 20, 2020	Title: Vice President and Treasurer